UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On August 30, 2021, First United Bank & Trust, the wholly-owned bank subsidiary of First United Corporation (the “Corporation”), prepaid $70.0 million of outstanding Federal Home Loan Bank (“FHLB”) advances, which resulted in $2.4 million of prepayment penalties. These FHLB advances had fixed interest rates ranging from 1.365% to 2.895% with an overall weighted rate of 1.90% and maturity dates ranging from December 9, 2021 to November 16, 2026.

Management made the strategic decision to deploy excess cash balances for the prepayment. Excess cash is invested overnight with the Federal Reserve at the overnight federal funds sold rate of approximately 0.10%. Interest expense savings for the remainder of 2021 is expected to be approximately $0.4 million, and the transaction is anticipated to have a positive impact on the net interest margin of approximately 3 basis points in 2021 and approximately 19 basis points in future years.

Forward-Looking Statements

This Item 8.01 contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that the Corporation files with the Securities and Exchange Commission entitled “Risk Factors”.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: September 1, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO